As filed with the Securities and Exchange Commission on November 15, 2006

Registration No. 333-133949

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2006
(November 9, 2006)

ACA CAPITAL HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-33111	75-3170112
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

140 Broadway
New York, New York
10005

(Address of principal executive offices)

(212) 375-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On November 9, 2006, ACA Capital Holdings, Inc. (the “Company”) and the holders of a majority of the capital stock held by signatories to the Company’s Stockholders Agreement, as amended (the “Stockholders Agreement”) and the holders of a majority of Series B Convertible Preferred Stock, amended the Stockholders Agreement to revise the definition of Qualified Public Offering to include underwritten public offerings that result in net proceeds to the Company and/or the selling Company stockholders of at least $75 million.

The foregoing description of the amendment to the Stockholders Agreement is not complete and is qualified in its entirety by the text of the amendment, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03.         Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2006, the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Charter Amendment”) that amended the Certificate of Incorporation of the Company to revise the definition of Qualified Public Offering to include underwritten public offerings that result in net proceeds to the Company of at least $75 million as it relates to the Series B Convertible Preferred Stock (Section 4.7) and the Restrictions on Transfer of Shares and Sale of the Company (Section 4.8).  The previous definition included underwritten public offerings that result in net proceeds to the Company of at least $100 million.  The stockholders of the Company approved the amendment to the Certificate of Incorporation by written consent on November 9, 2006.

The foregoing description of the Charter Amendment is not complete and is qualified in its entirety by the text of the Charter Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)                                 Exhibits.

3.1	Certificate of Amendment to Certificate of Incorporation of the Company.
10.1	Amendment to Stockholders Agreement dated September 30, 2004 by and among the Company and the stockholders named therein, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACA CAPITAL HOLDINGS, INC.

Dated: November 15, 2006	By:	/s/ Nora J. Dahlman
	Name:	Nora J. Dahlman
	Title:	Managing Director, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Title
3.1	Certificate of Amendment to Certificate of Incorporation of the Company.
99.1	Amendment to Stockholders Agreement dated September 30, 2004 by and among the Company and the stockholders named therein, as amended.